                                                                    Exhibit 4.16

              FIFTH SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE


                  FIFTH SUPPLEMENTAL SENIOR SUBORDINTED NOTE INDENTURE dated as of March 27, 2000 (this "Supplemental Senior Subordinated Note Indenture") among P&L Coal Holdings Corporation, a Delaware corporation (the "Company"), each Senior Subordinated Note Guarantor (as defined in the Senior Subordinated Note Indenture referred to herein) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee under the Senior Subordinated Note Indenture referred to below (the "Senior Note Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Senior Subordinated Note Trustee a Senior Subordinated Note Indenture dated as of May 18, 1998 (the "Senior Subordinated Note Indenture") providing for the issuance of an aggregate principal amount of up to $650.0 million of 9-5/8% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");

                  WHEREAS, the Company desires to clarify the definition of "Lien" in Section 1.01 of the Senior Subordinated Note Indenture;

                  WHEREAS, Section 9.01 of the Senior Subordinated Note Indenture provides that the Company, the Senior Subordinated Note Guarantors and the Senior Subordinated Note Trustee may enter into a supplemental indenture, without the consent of any Holders, for the purpose of curing any ambiguity, defect or inconsistency or for the purpose of making any change that does not adversely affect the Holders of the Senior Subordinated Notes;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Senior Subordinated Note Guarantors and the Senior Subordinated Note Trustee hereby agree as follows:

                  1. Capitalized Terms.  Capitalized terms used herein
                     -----------------
without definition shall have the meanings assigned to them in the Senior Subordinated Note Indenture.

                  2. Amendment to Senior Subordinated Note Indenture. The
                     -----------------------------------------------
definition of "Lien" in Section 1.01 of the Senior Subordinated Note Indenture is hereby amended by inserting the following clause at the end thereof: ", but excluding any of the foregoing arising as a result of a sale, contribution, disposition or other transfer of accounts, chattel paper, payment intangibles, promissory notes and/or related assets otherwise permitted under the terms hereof".

                  3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF
                     -----------------------
NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  4. Counterparts.  The parties may sign any number of
                     ------------
copies of this Supplemental Senior Subordinated Note Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  5. Effect of Headings.  The Section headings herein are
                     ------------------
for convenience only and shall not affect the construction hereof.

                  6. The Senior Subordinated Note Trustee. The Senior
                     ------------------------------------
Subordinated Note Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Senior Subordinated Note Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Senior Subordinated Note Guarantors.

                  IN WITNESS WHEREOF, the parties have caused this Supplemental Senior Subordinated Note Indenture to be duly executed as of the date and year first above written.

                          P&L COAL HOLDINGS CORPORATION

                          By:  /s/ J.L. Klinger
                               ------------------------------------------
                               Name:  J.L. Klinger
                               Title: Vice President-Legal Service
                                      and Secretary


                          STATE STREET BANK AND TRUST
                          COMPANY, as Trustee

                          By:  /s/ Philip G. Kane, Jr.
                               ------------------------------------------
                               Name:  Philip G. Kane, Jr.
                               Title: Vice President


                          AFFINITY MINING COMPANY

                          By:  /s/ J.C. Klingl
                               ------------------------------------------
                               Name:  J.C. Klingl
                               Title: Vice President


                          ARID OPERATIONS INC.

                          By:  /s/ Steven F. Schaab
                               ------------------------------------------
                               Name:  S.F. Schaab
                               Title: Vice President and Treasurer


                          BIG SKY COAL COMPANY

                          By:  /s/ J.C. Klingl
                               ------------------------------------------
                               Name:  J.C. Klingl
                               Title: Vice President


                          BLACKROCK FIRST CAPITAL CORPORATION

                          By:  /s/ J.C. Sevem
                               ------------------------------------------
                               Name:  J.C. Sevem
                               Title: Vice President

                          BLUEGRASS COAL COMPANY

                               /s/ Steven F. Schaab
                          By:  ------------------------------------
                               Name:   S.F. Schaab
                               Title:  Vice President and Treasurer


                          CABALLO COAL COMPANY

                               /s/ Steven F. Schaab
                          By:  ------------------------------------
                               Name:   S.F. Schaab
                               Title:  Vice President and Treasurer


                          CHARLES COAL COMPANY

                               /s/ J.C. Sevem
                          By:  ------------------------------------
                               Name:   J.C. Sevem
                               Title:  Vice President


                          COAL PROPERTIES CORP.


                               /s/ Steven F. Schaab
                          By:  ------------------------------------
                               Name:   S.F. Schaab
                               Title:  Vice President and Treasurer


                          COLONY BAY COAL COMPANY
                               By:  Charles Coal Company

                               /s/ J.C. Sevem
                          By:  ------------------------------------
                               Name:   J.C. Sevem
                               Title:  Vice President

                                    COOK MOUNTAIN COAL COMPANY

                                         /s/ Steven F. Schaab
                                    By:  ------------------------------------
                                         Name:   S.F. Schaab
                                         Title:  Vice President and Treasurer


                                    COTTONWOOD LAND COMPANY

                                         /s/ Steven F. Schaab
                                    By:  ------------------------------------
                                         Name:   S.F. Schaab
                                         Title:  Vice President and Treasurer


                                    EACC CAMPS, INC.

                                         /s/ J.C. Sevem
                                    By:  ------------------------------------
                                         Name:   J.C. Sevem
                                         Title:  Vice President


                                    EASTERN ASSOCIATED COAL CORP.

                                         /s/ Steven F. Schaab
                                    By:  ------------------------------------
                                         Name:   S.F. Schaab
                                         Title:  Vice President and Treasurer


                                    EASTERN ROYALTY CORP.

                                         /s/ J.C. Sevem
                                    By:  ------------------------------------
                                         Name:   J.C. Sevem
                                         Title:  Vice President


                                    GOLD FIELDS CHILE, S.A.

                                         /s/ Steven F. Schaab
                                    By:  ------------------------------------
                                         Name:   S.F. Schaab
                                         Title:  Vice President and Treasurer

                                       GOLD FIELDS MINING CORPORATION

                                            /s/ Steven F. Schaab
                                       By:  ______________________________
                                            Name: S.F. Schaab
                                            Title: Vice President


                                       GOLD FIELDS OPERATING CO.-ORTIZ

                                            /s/ Steven F. Schaab
                                       By:  ______________________________
                                            Name: S.F. Schaab
                                            Title: Vice President


                                       GRAND EAGLE MINING, INC.

                                            /s/ Steven F. Schaab
                                       By:  ______________________________
                                            Name: S.F. Schaab
                                            Title: Vice President


                                       HAYDEN GULCH TERMINAL, INC.

                                            /s/ Steven F. Schaab
                                       By:  ______________________________
                                            Name: S.F. Schaab
                                            Title: Vice President


                                       HIGHLAND MINING COMPANY
                                            /s/ J.C. Klingl
                                       By:  ______________________________
                                            Name: J.C. Klingl
                                            Title: Vice President


                                       INDEPENDENCE MATERIAL HANDLING
                                       COMPANY

                                            /s/ Steven F. Schaab
                                       By:  ______________________________
                                            Name: S.F. Schaab
                                            Title: Vice President
                                        6

                                       INTERIOR HOLDINGS CORP.


                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S.F. Schaab
                                             Title: Vice President and Treasurer


                                        JAMES RIVER COAL TERMINAL COMPANY


                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S.F. Schaab
                                             Title: Vice President and Treasurer


                                        JUNIPER COAL COMPANY

                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S.F. Schaab
                                             Title: Vice President and Treasurer


                                        KAYENTA MOBILE HOME PARK, INC.


                                        By:  /s/ Doug Wagner
                                             ------------------------------
                                             Name: Doug Wagner
                                             Title: President


                                        MARTINKA COAL COMPANY

                                        By:  /s/ J.C. Klingl
                                             ------------------------------
                                             Name: J.C. Klingl
                                             Title: Vice President

                                        MIDCO SUPPLY AND EQUIPMENT
                                        CORPORATION

                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S. F. Schaab
                                             Title: Vice President and Treasurer


                                        MOUNTAIN VIEW COAL COMPANY

                                        By:  /s/ J.C. Klingl
                                             ------------------------------
                                             Name: J.C. Klingl
                                             Title: Vice President


                                        NORTH PAGE COAL CORP.


                                        By:  /s/ J.C. Sevem
                                             ------------------------------
                                             Name: J.C. Sevem
                                             Title: Vice President

                                        OHIO COUNTY COAL COMPANY

                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S. F. Schaab
                                             Title: Vice President and Treasurer


                                        PATRIOT COAL COMPANY L.P.
                                                By:  Bluegrass Coal Company

                                        By:  /s/ Steven F. Schaab
                                             ------------------------------
                                             Name: S. F. Schaab
                                             Title: Vice President and Treasurer


                                        PEABODY AMERICA, INC.


                                        By:  /s/ J.L. Klinger
                                             ------------------------------
                                             Name: J.L. Klinger
                                             Title: Vice President and Assistant
                                                    Secretary

                       PEABODY COALSALES COMPANY

                       By:  /s/ J.C. Sevem
                            -------------------------------
                            Name:  J.C. Sevem
                            Title: Secretary


                       PEABODY COALTRADE, INC.


                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       PEABODY COAL COMPANY

                       By:  /s/ J.C. Klingl
                            -------------------------------
                            Name:  J.C. Klingl
                            Title: Vice President


                       PEABODY DEVELOPMENT COMPANY

                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       PEABODY ENERGY SOLUTIONS, INC.


                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       PEABODY HOLDING COMPANY, INC.


                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer

                            PEABODY NATURAL RESOURCES
                            COMPANY
                                By:  Gold Fields Mining
                                     Corporation


                            By:  /s/ Steven F. Schaab
                                 -------------------------------
                                 Name:  S.F. Schaab
                                 Title: Vice President and Treasurer


                            PEABODY SOUTHWESTERN COAL
                            COMPANY


                            By:  /s/ Steven F. Schaab
                                 -------------------------------
                                 Name:  S.F. Schaab
                                 Title: Vice President and Treasurer


                            PEABODY TERMINALS, INC.


                            By:  /s/ Steven F. Schaab
                                 -------------------------------
                                 Name:  S.F. Schaab
                                 Title: Vice President and Treasurer


                            PEABODY VENEZUELA COAL CORP.


                            By:  /s/ Steven F. Schaab
                                 -------------------------------
                                 Name:  S.F. Schaab
                                 Title: Vice President and Treasurer

                            PEABODY WESTERN COAL COMPANY

                            By:  /s/ J.C. Klingl
                                 -------------------------------
                                 Name:  J.C. Klingl
                                 Title: Vice President

                                          PINE RIDGE COAL COMPANY

                                               /s/ J.C. Klingl
                                          By:  ------------------------------
                                               Name: J.C. Klingl
                                               Title: Vice President


                                          POWDER RIVER COAL COMPANY

                                               /s/ Steven F. Schaab
                                          By:  ------------------------------
                                               Name: S.F. Schaab
                                               Title: Vice President and
                                                      Treasurer

                                          RIO ESCONDIDO COAL CORP.

                                               /s/ Steven F. Schaab
                                          By:  ------------------------------
                                               Name: S.F. Schaab
                                               Title: Vice President and
                                                      Treasurer

                                          SENECA COAL COMPANY

                                               /s/ J.C. Klingl
                                          By:  ------------------------------
                                               Name: J.C. Klingl
                                               Title: Vice President


                                          SENTRY MINING COMPANY

                                               /s/ Steven F. Schaab
                                          By:  ------------------------------
                                               Name: S.F. Schaab
                                               Title: Vice President and
                                                      Treasurer

                                          SNOWBERRY LAND COMPANY

                                               /s/ Steven F. Schaab
                                          By:  ------------------------------
                                               Name: S.F. Schaab
                                               Title: Vice President and
                                                      Treasurer

                                          STERLING SMOKELESS COAL COMPANY


                                               /s/ T.L. Bethel
                                          By:  ------------------------------
                                               Name: T.L. Bethel
                                               Title: Vice President and
                                                      Treasurer

                                          THOROUGHBRED, L.L.C.
                                              By:  Peabody Holding Company, Inc.

                                               /s/ Steven F. Schaab
                                          By:  ------------------------------
                                               Name: S.F. Schaab
                                               Title: Vice President and
                                                      Treasurer